Stralem Fund

                               Stralem Equity Fund


                       Supplement dated November 20, 2002
                     To the Prospectus dated April 30, 2002





         On page 3, under "Principal Investment Strategies":

         Replace the second sentence of the first paragraph with the following:

         "Under normal circumstances, the Fund will invest at least 80% of its assets in the equity securities of large capitalization U.S. companies."